UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2016

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel		2069203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:                        +972.4.959.0123

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry Into a Material Definitive Agreement.

On October 27, 2016, ReWalk Robotics Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Oppenheimer & Co. Inc. (the “Underwriter”), in connection with the public offering by the Company of 3,250,000 units (the “Units”), with each Unit consisting of one of the Company’s ordinary shares, par value NIS 0.01 per share (each, an “Ordinary Share” and collectively, the “Ordinary Shares”), and 0.75 of a warrant to purchase one Ordinary Share (each, a “Warrant” and collectively, the “Warrants”). Each Unit will be sold at a price of $3.75 per Unit. The Units will not be issued or certificated. The Ordinary Shares and the Warrants shall be immediately separable and will be issued separately, but will be purchased together in the offering. The Warrants will not be listed on the NASDAQ Global Market, any other national securities exchange or any other nationally recognized trading system.

The Company is offering the Units pursuant to a final prospectus supplement, dated October 27, 2016, supplementing the accompanying prospectus, dated May 9, 2016, included in the Company’s shelf registration statement on Form S-3 (File No. 333-209833), filed with the U.S. Securities and Exchange Commission on February 29, 2016, as subsequently amended.

The Warrants will be exercisable during the period commencing from the date of original issuance and ending on November 1, 2021, the expiration date of the Warrants, at an initial exercise price of $4.75 per Ordinary Share. The exercise price and the number of Ordinary Shares into which the Warrants may be exercised are subject to adjustment upon certain corporate events, including stock splits, reverse stock splits, combinations, stock dividends, recapitalizations, reorganizations and certain other events. The Company’s board of directors may also determine to make such adjustments to the exercise price and number of Ordinary Shares to be issued upon exercise based on similar events, including the granting of stock appreciation rights, phantom stock rights or other rights with equity features. At any time, the board of directors may reduce the exercise price of the Warrants to any amount and for any period of time it deems appropriate.

If the Company enters into a fundamental transaction, including mergers, sales or other conveyances of all or substantially all of its assets, tender offers, purchase offers, exchange offers or reclassifications, each holder will become entitled to receive the same amount and kind of securities, cash or property as such holder would have been entitled to receive upon the occurrence of such fundamental transaction if the holder had been, immediately prior to such fundamental transaction, the holder of the number of Ordinary Shares then issuable upon exercise of such holder’s Warrants. Any successor to the Company, the surviving entity or the corporation purchasing or otherwise acquiring such assets will be required to assume the obligation to deliver to the holder such alternate consideration, and the other obligations, under the Warrants. Moreover, under certain circumstances, if a change of control (as defined in the Warrants) occurs, holders of the Warrants may require the Company or any successor to the Company to repurchase the remaining unexercised portion of such Warrants for an amount in cash equal to the value of the Warrants as determined in accordance with the Black-Scholes option pricing model and the terms of the Warrants.

The Underwriting Agreement contains customary representations and warranties, covenants, conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. Pursuant to the Underwriting Agreement, the Company granted the Underwriter an option to purchase up to 487,500 additional Units at the public offering price, less the underwriting discount, for 30 days after October 27, 2016. The Company also agreed to pay the Underwriter a commission of 7.0% on the first $10.0 million of the gross proceeds raised in the offering, plus 5.0% on gross proceeds over $10.0 million, and to reimburse the Underwriter for certain of its expenses.

The foregoing descriptions of the Underwriting Agreement and the Warrants are not complete and are subject to, and qualified in their entirety by, the full text of the Underwriting Agreement and the Form of Warrant, copies of which are filed as Exhibits 1.1 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Goldfarb, Seligman & Co, Israeli counsel to the Company, has issued an opinion dated October 27, 2016, filed as Exhibit 5.1 hereto, on the legality of the issuance and sale of the Ordinary Shares and the Warrants and the issuance of the Ordinary Shares issuable upon exercise of the Warrants. White & Case LLP, U.S. counsel to the Company, has issued an opinion dated October 27, 2016, filed as Exhibit 5.2 hereto, on the enforceability of the Warrants.

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Item 8.01 Other Events.

The information in Item 1.01 regarding the Company’s offering of Units is incorporated by reference herein. The Company’s press release announcing the pricing of the offering is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated October 27, 2016, between the Company and Oppenheimer & Co. Inc.
4.1	Form of Warrant.
5.1	Opinion of Goldfarb, Seligman & Co.
5.2	Opinion of White & Case LLP.
23.1	Consent of Goldfarb, Seligman & Co. (included in Exhibit 5.1).
23.2	Consent of White & Case LLP (included in Exhibit 5.2).
99.1	Press release, dated October 27, 2016, of ReWalk Robotics Ltd., titled “ReWalk Robotics Announces Pricing of Public Offering of Ordinary Shares and Warrants.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.

By:	/s/ Kevin Hershberger
Name: Title:	Kevin Hershberger Chief Financial Officer

Dated: October 31, 2016

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EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated October 27, 2016, between the Company and Oppenheimer & Co. Inc.
4.1	Form of Warrant.
5.1	Opinion of Goldfarb, Seligman & Co.
5.2	Opinion of White & Case LLP.
23.1	Consent of Goldfarb, Seligman & Co. (included in Exhibit 5.1).
23.2	Consent of White & Case LLP (included in Exhibit 5.2).
99.1	Press release, dated October 27, 2016, of ReWalk Robotics Ltd., titled “ReWalk Robotics Announces Pricing of Public Offering of Ordinary Shares and Warrants.”

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